UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              ---------------------
                                    FORM 8-K
                              ---------------------

                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 24, 2004
                                                        ------------------



                            DORCHESTER MINERALS, L.P.
                            -------------------------
             (Exact name of Registrant as specified in its charter)



          Delaware                       000-50175              81-0551518
      -----------------                  ---------              ----------
(State or other jurisdiction of         Commission            (I.R.S. Employer
 incorporation or organization)         File Number          Identification No.)




        3738 Oak Lawn, Suite 300                                    75219
              Dallas, Texas                                         -----
        ------------------------                                 (Zip Code)
(Address of principal executive offices)


       Registrant's telephone number, including area code:  (214) 559-0300
                                                            --------------

                                       N/A
                  ---------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

                        On September 24, 2004, Dorchester Minerals, L.P.
                        and Dorchester Minerals Acquisition LP, its wholly owned subsidiary, entered into an Agreement and Plan of Merger with Bradley Royalty Partners, LLC pursuant to which Bradley Royalty Partners, LLC will merge with and into Dorchester Minerals Acquisition LP, with Dorchester Minerals Acquisition LP being the surviving entity. Pursuant to the merger, through Dorchester Minerals Acquisition, LP, Dorchester Minerals, L.P. will acquire oil and gas properties consisting of producing and nonproducing perpetual mineral and royalty interests located in 104 counties and parishes in six states, cash received by Bradley Royalty Partners, LLC with respect to these properties since July 1, 2004 and certain contract and other legal rights with respect to the properties. As consideration for the merger, the former members of Bradley Royalty Partners, LLC will receive an aggregate of 1,200,000 common units of Dorchester Minerals, L.P.

                        On September 30, 2004, in connection with the closing of the Agreement and Plan of Merger, Dorchester Minerals, L.P. entered into a Registration Rights Agreement with each of the former members of Bradley Royalty Partners, LLC. Pursuant to the Registration Rights Agreement, the former members of Bradley Royalty Partners, LLC have certain piggyback registration rights which generally give them right to include the common units they received pursuant to the Agreement and Plan of Merger in certain types of registered offerings by Dorchester Minerals, L.P. or other unitholders.

Item 2.01       Completion of Acquisition or Disposition of Assets

                        On September 24, 2004, Dorchester Minerals, L.P.
                        and Dorchester Minerals Acquisition LP, its wholly owned subsidiary, entered into an Agreement and Plan of Merger with Bradley Royalty Partners, LLC pursuant to which Bradley Royalty Partners, LLC will merge with and into Dorchester Minerals Acquisition LP, with Dorchester Minerals Acquisition LP being the surviving entity. Pursuant to the merger, through Dorchester Minerals Acquisition LP, Dorchester Minerals, L.P. will acquire oil and gas properties consisting of producing and nonproducing perpetual mineral and royalty interests located in 104 counties and parishes in six states, cash received by Bradley Royalty Partners, LLC with respect to these properties since July 1, 2004 and certain contract and other legal rights with respect to the properties. As consideration for the merger, the former members of Bradley Royalty Partners, LLC will receive an aggregate of 1,200,000 common units of Dorchester Minerals, L.P. The merger was completed September 30, 2004.

Item 3.02       Unregistered Sales of Equity Securities

                        On September 30, 2004, Dorchester Minerals, L.P. issued 1,200,000 common units in connection with the closing of the Agreement and Plan of Merger between itself, Dorchester Minerals Acquisition LP and Bradley Royalty Partners,
                        LLC.  The common units were issued as
                        consideration for the merger pursuant to which Dorchester Minerals, L.P. acquired oil and gas properties consisting of producing and nonproducing perpetual mineral and royalty interests located in 104 counties and parishes in six states, cash received by Bradley Royalty Partners, LLC with respect to these properties since July 1, 2004 and certain contract and other legal rights with respect to the properties. The issuance of the common units was exempt from registration under the Securities Act of 1933 by virtue of an exemption under Section 4 (2) thereof.

Items 7.01 and
 9.01            Regulation FD Disclosure and Financial Statements and
                  Exhibits.

        (c)      Exhibits
                 --------
                  99.1 Press Release dated September 30, 2004 announcing Registrant's acquisition of mineral and royalty properties.


         The Registrant is furnishing its press release dated September 30, 2004 which announces the Registrant's acquisition of mineral and royalty properties in six states. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Limitation on Incorporation by Reference

         In accordance with general instructions B.2 and B.6 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Items
7.01 and 9.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   DORCHESTER MINERALS, L.P.
                                   Registrant

                               by  Dorchester Minerals Management LP
                                   its General Partner,
                               by  Dorchester Minerals Management GP LLC
                                   its General Partner



Date: September 30, 2004       By: /s/ William Casey McManemin
                                  -----------------------------
                                       William Casey McManemin
                                       Chief Executive Officer